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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of earliest event reported: February 23, 2005

                                    QLT INC.
               __________________________________________________
               (Exact Name of Registrant as Specified in Charter)


   British Columbia, Canada               000-17082                 N/A
   ------------------------       ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
       Incorporation)                                        Identification No.)


             887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
            -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (604) 707-7000
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 23, 2005 QLT Inc. (the "Company") reported its financial results for the year ended December 31, 2004, announced 2005 guidance and provided an update on the status of litigation with Massachusetts Eye and Ear Infirmary (MEEI).

         The full text of the press release announcing such results is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

         The Company's earnings release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclosure regarding definitions of these measures used by the Company and why the Company's management believes the measures provide useful information to investors is provided in the press release and will be further described in the investor conference call referred to in the release, which conference call will be available both live and by replay via the internet at www.qltinc.com.

ITEM 9.01 FINANCIAL STATEMENTS & EXHIBITS

         C) EXHIBITS

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Number            Description
------            -----------
99.1              Press Release dated February 23, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           QLT INC.
                           (Registrant)


                           By: /s/ Michael J. Doty
                               --------------------------------
                               Michael J. Doty
                               Senior Vice President and Chief Financial Officer

     Dated: February 23, 2005


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                                INDEX TO EXHIBITS

Exhibit Number    Description
--------------    -----------
99.1              Press Release dated February 23, 2005